THIS CONSULTING SERVICES and MANAGEMENT AGREEMENT is made effective the 1st day of January, 1999

BETWEEN:
              AMEROCAN MARKETING, INC.

              having an office located at
              219 Broadway, Suite 505
              Laguna Beach, CA  92651

              (hereinafter called "Amerocan")
                                                OF THE FIRST PART
AND:
              INTERNATIONAL GOLD CORPORATION

              having an office located at 5000 Birch Street, West Tower, Suite 4000 Newport Beach, California 92260

              (hereinafter called "INTG")
                                                OF THE SECOND PART

WHEREAS:

A. INTG is engaged in the business of precious metals exploration and development in the State of Idaho, USA.

B. By the consensus of the officers of INTG, Amerocan was engaged to provide a wide range of administrative, financial, gold and precious metals exploration management and development, and other services with respect to the ongoing and full time operation of INTG.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants and agreements herein contained, and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, INTG hereby grants Amerocan as the parties hereto covenant and agree each with the other as follows:

ARTICLE I - Duties and Devotion of Time

(a) Amerocan shall provide INTG with specific financial, administrative, gold and precious metals exploration management and development, and other services. Amerocan shall have the obligation, and duties to conduct business related acts on behalf of INTG as directed by the officers and directors of INTG, such services as are customarily done or deemed necessary for the full and complete operation of INTG; such services shall include but are not limited to the following:


o    International Business Relations             o    Media Liaison
o    Corporate Information Distribution           o    Parent Company Liaison
o    Corporate ID and Public Relations



o    Business Planning                            o    Assay Cataloguing and Analysis
o    Capital Budgeting                            o    Technology and Know-How Transfer
o    Operating Budgeting                          o    BLM Liaison
o    Bookkeeping                                  o    Engineering Company Liaison
o    Financial Statement Generation               o    Drilling Administration
o    Financial Services - General                 o    Drill Core Administration
o    Auditor Liaison                              o    Geologist Liaison
o    Banking                                      o    Mapping and Catalogue
o    Record Keeping and Documentation- General    o    Survey and Mapping
o    Database Records                             o    Volcanist Liaison
o    Legal Liaison                                o    Exploration Contractor Liaison - Miscellaneous
o    Corporate Minute Book Maintenance            o    Staking Administration and Organization
o    Corporate Record Keeping                     o    Geological Research Liaison
o    Corporate Secretarial                        o    International Geological Strategies
o    Secretarial Services                         o    Geostatistical Liaison
o    Office and General Duties                    o    Environmental Research
o    Printing and Production                      o    Geological Reports Compilation
o    General Administration                       o    Claims Mapping and CAD Drawings
o    Funding Services                             o    Arrangement for International Consultants
o    Administration of Metallurgical Development  o    Research - Miscellaneous
o    Metallurgical Liaison                        o    Travel for above items as required


(b) Amerocan shall provide for the full and complete functioning of business services as outlined in Article I, item 1 (hereinafter "the Consulting Services") above relating to the business of INTG and its ability to provide for its ongoing development and growth commensurate with that required in the circumstances, such requirement to be determined by ongoing circumstances. Amerocan shall provide for all acts and duties as are reasonable necessary for the efficient and proper operation and development of INTG operations but, without limiting the generality of the foregoing, shall include all matters related directly or indirectly to the general functioning business operations of INTG.

(c) INTG agrees that Amerocan may have or acquire business, operational, or consulting services interests in other companies or properties and agrees that Amerocan may devote reasonable time to such other outside companies and affairs so long as these duties do not affect Amerocan's ability to perform its duties under this Agreement in accordance with the requirement in each area of the Consulting Services to be provided.

ARTICLE II - Remuneration and Term

(a) Amerocan shall provide the Consulting Services to INTG as set out herein in consideration for which INTG shall pay Amerocan an amount not greater than the average of $25,000 US funds per calendar month during the term of this Agreement. The fees charged by Amerocan to INTG shall be based on work conducted and variable levels of work required in any month. The maximum monthly fee charged to INTG by Amerocan for the calendar year following that evidenced by the effective date of this Agreement will be renegotiated no later than November 1, 1999.

(b) The effective date of this Agreement shall be January 1,1999 and the Agreement shall continue for a term of 24 months from such date.

(c) In conducting its duties under this Agreement, Amerocan shall report to the INTG Board of Directors or appointed officers or agents as directed by INTG.

ARTICLE III - Reimbursement for Expenses

INTG shall bear all expenses where the costs incurred are for the sole and exclusive benefit of INTG. INTG shall provide reimbursement expenses incurred by Amerocan where Amerocan incurs expenses that are for the sole and exclusive benefit of INTG.

ARTICLE IV - Termination of Agreement

Notwithstanding any other provision contained herein, it is understood and agreed between the parties hereto that either party may terminate this Agreement with or without cause and for any reason whatsoever by providing twelve (12) months written notice to the other party.

ARTICLE V - Indemnity

INTG shall indemnify Amerocan, its directors, officers and agents and hold them harmless from any claims, expenses and damages arising out of this Agreement.

ARTICLE VI - Entire Agreement

This  Agreement   represents  the  entire  agreement  between  the  parties  and supersedes any and all prior agreements and understandings, whether written or oral, between the parties.

ARTICLE VII - Applicable Law

This Agreement shall be construed under and governed by the laws of the State of Nevada.

ARTICLE VIII - Enurement

The provisions of this Agreement shall ensure to the benefit of and binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Agreed at Bellingham, Washington, this 4th day of January, 1999.

IN WITNESS WHEREOF the parties hereto executed this Agreement as of the day and year first above written.

                                              INTERNATIONAL GOLD CORPORATION

                                              Gary Powers
                                              ----------------------------------
                                              Name

                                              /s/ Gary Powers
                                              ----------------------------------
                                              Signature

                                              President
                                              ----------------------------------
                                              Title

                                              AMEROCAN MARKETING, INC.

                                              Marcus Johnson
                                              ----------------------------------
                                              Name

                                              /s/ Marcus Johnson
                                              ----------------------------------
                                              Signature

                                              President
                                              ----------------------------------
                                              Title